                                                                   EXHIBIT 10.17


THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.


                        PREFERRED STOCK PURCHASE WARRANT


Warrant No. __________                                 Number of Shares 109,489
                                                       Series B Preferred Stock


                      INTELLIGENT SYSTEMS FOR RETAIL, INC.

                          Void after November 18, 2005


         1. ISSUANCE. This Warrant is issued to LIGHTHOUSE CAPITAL PARTNERS II, L.P., by INTELLIGENT SYSTEMS FOR RETAIL, INC., a California corporation (hereinafter with its successors called the "Company").

         2. PURCHASE PRICE; NUMBER OF SHARES. The registered holder of this Warrant (the "Holder"), commencing on the date hereof, is entitled upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the principal office of the Company, to purchase from the Company the following securities (collectively, the "Shares") at a price per share of $5.48 (the "Purchase Price"), 109,489 fully paid and nonassessable shares of Series B Preferred Stock, no par value, of the Company (the "Preferred Stock"). Until such time as this Warrant is exercised in full or expires, the Purchase Price and the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided. The person or persons in whose name or names any certificate representing shares of Preferred Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

         3. PAYMENT OF PURCHASE PRICE; ISSUANCE OF SHARES. The Purchase Price may be paid in cash or by check. Upon the exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the Holder as soon as possible and in any event within thirty (30) days after such exercise and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of Shares, if any, with respect to which this Warrant shall not have been exercised shall also be issued to the Holder as soon as possible and in any event within thirty (30) days.

         4. NET ISSUE ELECTION. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Preferred Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the principal office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Preferred Stock as is computed using the following formula:

                                   X = Y (A-B)
                                       -------
                                          A

where:            X =     the number of shares of Preferred Stock to be issued
                          to the Holder pursuant to this SECTION 4.

                  Y = the number of shares of Preferred Stock covered by this Warrant in respect of which the net issue election is made pursuant to this SECTION 4.

                  A = the Fair Market Value (defined below) of one share of Preferred Stock, as determined at the time the net issue election is made pursuant to this SECTION 4.

                  B = the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this
                          SECTION 4.

"Fair Market Value" of a share of Preferred Stock (or Common Stock if the Preferred Stock has been converted into Common Stock) as of a particular date (the "Determination Date") shall mean:

                  (i) If the net issue election is made in connection with and contingent upon the closing of the sale of the Company's Common Stock to the public in a public offering pursuant to a Registration Statement under the 1933 Act (a "Public Offering"), and if the Company's Registration Statement relating to such Public Offering ("Registration Statement") has been declared effective by the Securities and Exchange Commission, then the initial "Price to Public" specified in the final prospectus with respect to such offering multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible.

                  (ii) If the net issue election is not made in connection with and contingent upon a Public Offering, then as follows:

                           (A) If traded on a securities exchange or the Nasdaq
                  National Market, the fair market value of the Common Stock shall be deemed to be the average of the closing or last reported sale prices of the Common Stock on such exchange or market over the five day period ending five business days prior to the Determination Date, and the fair market value of the Preferred Stock shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible;

                           (B) If otherwise traded in an over-the-counter
                  market, the fair market value of the Common Stock shall be deemed to be the average of the closing ask prices of the Common Stock over the five day period ending five business days prior to the Determination Date, and the fair market value of the Preferred Stock shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible; and

                           (C) If there is no public market for the Common
                  Stock, then fair market value shall be determined by mutual agreement of the holder of this Warrant and the Company, and if the holder and the Company are unable to so agree, at the Company's sole expense by a valuation or investment banking firm selected by the Company and reasonably acceptable to the holder of this Warrant.

         5. PARTIAL EXERCISE. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

         6. FRACTIONAL SHARES. In no event shall any fractional share of Preferred Stock or Common Stock be issued upon any exercise of this Warrant. If, upon exercise of this Warrant in its entirety, the Holder would, except as provided in this SECTION 6, be entitled to receive a fractional share of Preferred Stock or Common Stock, then the Company shall pay the Holder cash equal to the fraction of such share multiplied by the Fair Market Value of such share.

         7. EXPIRATION DATE; AUTOMATIC EXERCISE. This Warrant shall expire at 5:00 p.m. Pacific Standard Time on November 18, 2005, and shall be void thereafter. This Warrant shall automatically be deemed to be




                                       2.

exercised in full pursuant to the provisions of SECTION 4 hereof, without any further action on behalf of the Holder, immediately prior to the time this Warrant would otherwise expire pursuant to the preceding sentence.

         8. RESERVED SHARES; VALID ISSUANCE. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Preferred Stock and Common Stock, no par value, of the Company (the "Common Stock"), free from all preemptive or similar rights therein, as will be sufficient to permit, respectively, the exercise of this Warrant in full and the conversion into shares of Common Stock of all shares of Preferred Stock receivable upon such exercise. The Company further covenants that such shares as may be issued pursuant to such exercise and/or conversion will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

         9. STOCK SPLITS AND DIVIDENDS. If after the date hereof the Company shall subdivide the Preferred Stock, by stock split or otherwise, or combine the Preferred Stock, or issue additional shares of Preferred Stock in payment of a stock dividend on the Preferred Stock, the number of shares of Preferred Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a stock split or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a stock split or stock dividend, or proportionately increased in the case of a combination.

         10. ADJUSTMENTS FOR DILUTING ISSUANCES. The number of shares of Common Stock into which the Preferred Stock is convertible is subject to adjustment from time to time pursuant to Article III of the Company's Restated Articles of Incorporation, as amended from time to time (the "Articles"), a true and complete copy in its current form which is attached hereto as EXHIBIT A. Such rights shall not be restated, amended or modified in any manner which affects the Holder differently than the other holders of Series B Preferred without such Holder's prior written consent. The Company shall promptly provide the Holder hereof with any restatement, amendment or modification to the Articles promptly after the same has been made.

         11. MERGERS AND RECLASSIFICATIONS. If after the date hereof the Company shall enter into any Reorganization (as hereinafter defined), then, as a condition of such Reorganization, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of the then unexercised portion of this Warrant, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Preferred Stock which might have been purchased by the Holder immediately prior to such Reorganization upon the exercise of the unexercised portion of this Warrant, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder and the provisions relating to the net issue election) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof. For the purposes of this SECTION 11, the term "Reorganization" shall mean any reclassification, capital reorganization or change of the Preferred Stock (other than as a result of a subdivision, combination or stock dividend provided for in SECTION 9 hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a merger or consolidation in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding Preferred Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company.

         12. CERTIFICATE OF ADJUSTMENT. Whenever the Purchase Price or the number of Shares purchasable hereunder is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate of the Company's chief financial officer setting forth the Purchase Price and number of Shares after such adjustment and setting forth a brief statement of the facts requiring such adjustment. In addition, whenever the conversion price or conversion ratio of the Preferred Stock shall be adjusted, the Company shall deliver to the Holder a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the conversion price or ratio of the Preferred Stock after giving effect to such adjustment.



                                       3.

         13. NOTICES OF RECORD DATE, ETC. In the event of:

             (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase, sell or otherwise acquire or dispose of any shares of stock of any class or any other securities or property, or to receive any other right;

             (b) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets; or

             (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then in each such event the Company will provide or cause to be provided to the Holder a written notice thereof at the time such notice is provided to the holders of the Company's Preferred Stock or Common Stock.

         14. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. This Warrant is issued and delivered by the Company and accepted by each Holder on the basis of the following representations, warranties and covenants made by the
Company:

             A. The Company has all necessary authority to issue, execute and deliver this Warrant and to perform its obligations hereunder. This Warrant has been duly authorized issued, executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable in accordance with its terms, subject to laws of general application related to bankruptcy, insolvency and the relief of debtors and other laws of general application affecting enforcement of creditors' rights generally, rules of law governing specific performance, injunctive relief or other equitable remedies.

             B. The shares of Preferred Stock issuable upon the exercise of this Warrant have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.

             C. The issuance, execution and delivery of this Warrant do not, and the issuance of the shares of Preferred Stock upon the exercise of this Warrant in accordance with the terms hereof will not, (i) violate or contravene the Company's Articles or by-laws, or any law, statute, regulation, rule, judgment or order applicable to the Company, (ii) violate, contravene or result in a breach or default under any material contract, agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound or
(iii) require the consent or approval of or the filing of any notice or registration with any person or entity other than a filing to be made under
Section 25102(f) of the California Corporations Code.

             D. So long as this Warrant has not terminated, Holder shall be entitled to receive such financial and other information as the Holder would be entitled to receive under the Series B Preferred Stock Purchase Agreement if Holder were a holder of that number of shares issuable upon full exercise of this Warrant.

             E. As of the date hereof, the Company's authorized capital stock consists of (a) 50,000,000 shares of Common Stock (the "Common Stock"), of which 13,880,162 shares are issued and outstanding; and (b) 25,741,528 shares of Preferred Stock, of which 18,772,528 are designated Series A Preferred Stock (the "Series A Preferred"), all of which are issued and outstanding; and 6,969,000 are designated as Series B Preferred Stock (the "Series B Preferred"), of which 6,516,884 shares are issued and outstanding. The Company has reserved 18,772,528 shares of Common Stock for issuance upon conversion of the Series A Preferred; 6,969,000 shares of Common Stock for issuance upon conversion of the Series B Preferred; an aggregate of 372,262 shares of Series B Preferred for issuance upon exercise of this Warrant and the other warrants being issued on the date hereof; an aggregate of 30,372 shares of Series B Preferred for issuance upon exercise of other outstanding options and warrants; and 9,000,000 shares of Common Stock for issuance under the Company's 1997 Stock Option Plan.

All representations and warranties of the Company and the holder hereof contained herein shall survive the exercise and conversion of this Warrant (or any part hereof) or the termination or expiration of the rights hereunder.




                                       4.

         15. AMENDMENT. The terms of this Warrant may be amended, modified or waived only with the written consent of the Holder and the Company.

         16. REPRESENTATIONS AND COVENANTS OF THE HOLDER. This Preferred Stock Purchase Warrant has been entered into by the Company in reliance upon the following representations and covenants of the Holder, which by its execution hereof the Holder hereby confirms:

             A. INVESTMENT PURPOSE. This Warrant and the right to acquire the Preferred Stock issuable upon exercise of the Holder's rights contained herein (and the Common Stock issuable upon conversion of the Preferred Stock) will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

             B. ACCREDITED INVESTOR. Holder is an "accredited investor" within the meaning of the Securities and Exchange Commission Rule 501 of Regulation D, as presently in effect.

             C. PRIVATE ISSUE. The Holder understands (i) that the Preferred Stock issuable upon exercise of the Holder's rights contained herein (and the Common Stock issuable upon conversion of the Preferred Stock) is not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this SECTION 16.

             D. FINANCIAL RISK. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investment.

         17. NOTICES, TRANSFERS, ETC.

             A. Any notice or written communication required or permitted to be given to the Holder may be given by first class mail or delivered to the Holder at the address most recently provided by the Holder to the Company.

             B. This Warrant may be transferred by the Holder with respect to any or all of the shares purchasable hereunder subject to compliance with applicable restrictions in the Registration Rights Agreement dated as of October 29, 1997, as amended. Upon surrender of this Warrant to the Company, together with the assignment notice annexed hereto duly executed, for transfer of this Warrant as an entirety by the Holder, the Company shall issue a new warrant of the same denomination to the assignee. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, by the Holder for transfer with respect to a portion of the shares of Preferred Stock purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.

             C. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of an affidavit of the Holder or other evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant and the agreement of each Holder to indemnify the Company with respect to such matter.

         18. NO IMPAIRMENT. The Company will not, by amendment of its Articles or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance of performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the



                                       5.

taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder, provided however, that the no issuance of securities, whether convertible or otherwise, when made in accordance with the Company's Articles shall be considered an impairment of the Holders rights hereunder.

         19. GOVERNING LAW. The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the State of California.

         20. SUCCESSORS AND ASSIGNS. This Warrant shall be binding upon the Company's successors and assigns and shall inure to the benefit of the Holder's successors, legal representatives and permitted assigns.

         21. BUSINESS DAYS. If the last or appointed day for the taking of any action required or the expiration of any rights granted herein shall be a Saturday or Sunday or a legal holiday in California, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.

         22. QUALIFYING PUBLIC OFFERING. If the Company shall effect a firm commitment underwritten public offering of shares of Common Stock which results in the conversion of the Preferred Stock into Common Stock pursuant to the Company's Articles in effect immediately prior to such offering, then, effective upon such conversion, this Warrant shall change from the right to purchase shares of Preferred Stock to the right to purchase shares of Common Stock at the conversion price then in effect, and the Holder shall thereupon have the right to purchase, at a total price equal to that payable upon the exercise of this Warrant in full, the number of shares of Common Stock which would have been receivable by the Holder upon the exercise of this Warrant for shares of Preferred Stock immediately prior to such conversion of such shares of Preferred Stock into shares of Common Stock, and in such event appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including, without limitation, the provisions for the adjustment of the Purchase Price and of the number of shares purchasable upon exercise of this Warrant and the provisions relating to the net issue election) shall thereafter be applicable to any shares of Common Stock deliverable upon the exercise hereof.

         23. VALUE. The Company and the Holder agree that the value of this Warrant on the date of grant is $100.



Dated: November 18, 1998                    INTELLIGENT SYSTEMS FOR RETAIL, INC.



[CORPORATE SEAL]                            By:  /S/ LOUIS H. BORDERS
                                                 ------------------------------
Attest:                                     Name: Louis H. Borders
                                                  -----------------------------
                                            Title: Chief Executive Officer
-----------------------------                      ----------------------------




                                       6.

                                 EXERCISE NOTICE



To:      Intelligent Systems for Retail, Inc.                Date:_____________
         1241 E. Hillsdale Boulevard, Suite 210
         Foster City, CA 94404
         Attention:  Chief Financial Officer

         The undersigned hereby elects to exercise the attached Warrant as to shares of Preferred Stock covered by this Warrant and hereby tenders the exercise price for such shares, together with applicable transfer taxes, if any. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:

In exercising its rights hereby, the undersigned hereby confirms the representations and statements made in Section 17 of the Warrant with respect to the shares being acquired upon exercise hereof.


                                    Name of Holder:
                                                   ----------------------------

                                    Signature of Holder:
                                                        -----------------------

                                    Name for Registration:
                                                          ---------------------

                                    Mailing Address:
                                                    ---------------------------
                                                    ---------------------------


                            NET ISSUE EXERCISE NOTICE

To:      Intelligent Systems for Retail, Inc.                Date:_____________
         1241 E. Hillsdale Boulevard, Suite 210
         Foster City, CA 94404
         Attention:  Chief Financial Officer

         The undersigned hereby elects under SECTION 4 of the attached Warrant to surrender the right to purchase _____ shares of Preferred Stock pursuant to this Warrant. The certificate(s) for such shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below:

In exercising its rights hereby, the undersigned hereby confirms the representations and statements made in Section 17 of the Warrant with respect to the shares being acquired upon exercise hereof.


                                    Name of Holder:
                                                   ----------------------------

                                    Signature of Holder:
                                                        -----------------------

                                    Name for Registration:
                                                          ---------------------

                                    Mailing Address:
                                                    ---------------------------
                                                    ---------------------------





                                       1.

                                   ASSIGNMENT


         For value received_______________________________hereby sells, assigns and transfers unto_____________________________________________________________
_______________________________________________________________________________
            [Please print or typewrite name and address of Assignee] the within Warrant, and does hereby irrevocably constitute and appoint_________ ___________________________________ its attorney to transfer the within Warrant on the books of the within named Company with full power of substitution on the premises.



Dated:
      --------------------------------

Name of Holder:
               -----------------------

By:
   -----------------------------------

Name:
     ---------------------------------

Title:
      --------------------------------


In the Presence of:






--------------------------------------





                                       2.

                                    EXHIBIT A

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION








                               SEE ATTACHED PAGES.







                                       3.